IVY FUNDS

Supplement dated December 1, 2010

to the

Ivy Funds Statement of Additional Information dated July 30, 2010 and as supplemented October 7, 2010 and November 19, 2010

The following is added to the section entitled “Portfolio Managers – Portfolio Managers employed by Mackenzie Financial Corporation and Mackenzie Cundill Investment Management Ltd.” on page 106 of the Ivy Funds statement of additional information and replaces the current information relating to James Thompson, Jr.:

Portfolio Managers employed by

Mackenzie Financial Corporation and Mackenzie Cundill Investment Management Ltd.

The following provides information relating to the co-portfolio manager of Ivy Cundill Global Value Fund as of October 31, 2010:

David Tiley – Ivy Cundill Global Value Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	7	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$1,051.7	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Tiley assumed direct co-management responsibilities of Ivy Cundill Global Value Fund effective November 2010.

The following is added to the section entitled “Portfolio Managers – Portfolio Managers employed by Mackenzie Financial Corporation and Mackenzie Cundill Investment Management Ltd. – Ownership of Securities” on page 107 of the Ivy Funds statement of additional information and replaces the current information relating to James Thompson, Jr.:

Ownership of Securities

As of October 31, 2010, the dollar range of shares of the Funds beneficially owned by the co-portfolio manager was:

Manager	Dollar Range of Shares Owned in Ivy Cundill Global Value Fund*	Dollar Range of Shares Owned in Ivy Funds
David Tiley	$0	$0

*	Mr. Tiley assumed direct co-management responsibilities of Ivy Cundill Global Value Fund effective November 2010.